EXHIBIT 10.27S

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

EIGHTEENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This EIGHTEENTH AMENDMENT (this “Eighteenth Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The effective date of this amendment is the date last signed below (the “Eighteenth Amendment Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document no. 4131273) with an effective date of January 1, 2020 (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Eighteenth Amendment. If the terms and conditions set forth in this Eighteenth Amendment conflict with the Agreement, the terms and conditions of this Eighteenth Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Eighteenth Amendment shall have the meaning set forth in the Agreement. Upon execution of this Eighteenth Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Eighteenth Amendment. Except as amended by this Eighteenth Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect.

WHEREAS, Customer and CSG, as successor in interest via merger to CSG Interactive Messaging, Inc. formerly known as Prairie Systems, Inc. (“CSG-IM” formerly “Prairie”), are parties to that certain Master Services Agreement dated [******** *], 2005 (CSG document no. [*******]), as amended by an Amendment to the Services Agreement effective [****** *], 2008 (CSG document no. [*******]) and by an Amendment to the Services Agreement effective [**** *], 2009 (CSG document no. [*******]) (collectively, the “CSG Interactive Messaging Services Agreement”); and

WHEREAS, CSG is currently providing interactive messaging services to Customer pursuant to the terms and conditions of the CSG [*********** ********* ********] Agreement; and

WHEREAS, Customer and CSG have entered into that certain Seventeenth Amendment to the Agreement (CSG document no. [*****]), which amends the Agreement to add CSG’s [*********** ********* ********] to the scope of Services provided by CSG to Customer under the Agreement; and

WHEREAS, CSG and Customer desire to transfer certain active Statements of Work and related Campaign Orders and Change Requests, as identified and described in Schedule R attached to this Eighteenth Amendment (collectively, the “[****** **] Statements of Work”) from the terms and conditions of the CSG [*********** ********* ********] Agreement to the terms and conditions of the Agreement; and

WHEREAS, CSG and Customer desire for all [*********** *********] services provided by CSG to Customer to be governed by the terms and conditions of the Agreement and, accordingly, to thereby terminate the CSG [*********** ********* ********] Agreement and any Statements of Work executed thereunder except for the [****** **] Statements of Work set forth in Schedule R (collectively, the “[******** ** ********** ** ****]”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Eighteenth Amendment Effective Date (defined below):

Transfer of [****** **] Statements of Work. This Eighteenth Amendment sets forth the mutual understanding between the Parties with regard to the transfer of the [****** **] Statements of Work from the terms and conditions of the CSG [*********** ********* ********] Agreement to the terms and conditions of the Agreement. Accordingly, Customer hereby requests and instructs CSG to transfer the [****** ** Statements of Work from the CSG *********** ********* ********] Agreement to the Agreement effective as of the [****** ** **** ******** ****] (as hereinafter defined). The "[****** ** **** ******** ****" shall mean (i) the ***** day of the *****] calendar month following the Eighteenth Amendment Effective Date, if the Eighteenth Amendment Effective Date falls within the [***** ******* (**) calendar days of a *****, or (ii) the ***** day of the ******] calendar month following the Eighteenth Amendment Effective Date, if the Eighteenth Amendment Effective Date does not fall within the [***** ******* (**]) calendar days of a month.

1.
CSG hereby agrees (i) to accept the transfer of the [****** **] Statements of Work to the terms and conditions of the Agreement as of the [****** ** **** ******** ****, and (ii) to provide CSG’s *********** ********* ********] to Customer in accordance with the terms and conditions of the Agreement and the [****** ** ********** ** ****], as of the [****** ** **** ******** ****]. Within [***** (**) days after the ****** ** **** ******** *****] Customer shall pay any and all outstanding amounts invoiced by CSG, except for any amounts disputed by Customer in good faith, that are due and owing under the [*** *********** ********* ********] Agreement. The rates set forth in the Agreement for CSG’s [*********** ********* ******** shall take effect with respect to the ****** ** Statements of Work as of the ****** ** **** ******** ****].

2.
Termination of the CSG Interactive Messaging Services Agreement. CSG and Customer hereby agree to terminate the [*** *********** ********* ********] Agreement and all [******** **] Statements of Work effective as of the [****** ** **** ******** ****], subject to those terms and conditions identified in Section 19.6 of the CSG [*********** ********* ********] Agreement intended to survive termination. For avoidance of doubt, the [****** ** ********** ** ****] shall not be terminated as of [****** ** **** ******** ****] but shall continue in effect and shall be governed by and be subject to the terms and conditions of the Agreement as of the [****** ** **** ******** ****].

3.
The Agreement is hereby amended to delete and replace in its entirety Section 12.21, entitled “Schedules and Attachments,” as follows:

12.21 Schedules and Attachments. The following Schedules and Exhibits are attached and incorporated herein, and each reference herein to the “Agreement” shall be construed to include the following:

Schedule A – [***********]

Schedule B and associated Exhibits – [******* ******** *********** *** *******]

Schedule C and associated Exhibits – [********* ********]

Schedule D – [******** ********** *****]

Schedule E and associated Exhibits– [********* ********]

Schedule F – [****]

Schedule G – [******* ****** *********]

Schedule H – [******* ********]

Schedule I – [********** ******** ***************]

Schedule J – [*********** ********* **********]

Schedule K – [********** *** ****** *** ***** ******** ******* ********]

Schedule L – [*********** ********* *** ********]

Schedule M – [****** ****** ********]

Schedule N and associated Exhibits– [**** ******** ********]

Schedule O – [******** ************ *********** ** ********** (*)(*) ** ******** * (******** *** ****** *********** ********* ** **********] (a)(i))

Schedule P – [******** ************* ********]

Schedule Q – [*****-** ************]

Schedule R – [****** ** ********** ** **** **** *** *** *********** ********* ******** *********]

IN WITNESS WHEREOF the parties hereto have caused this Eighteenth Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: _/s/ Jeur Abeln______________________	By: ___/s/ Rasmani Bhattacharya__________________
Name: __Jeur Abeln__________________	Name: _Rasmani Bhattacharya_______________
Title: __SVP Procurement__________________	Title: _SVP and General Counsel_________________
Date: __22-Mar-22____________________	Date: _Mar 11, 2022__________________

SCHEDULE R

[****** ** ********** ** ****

**** ***

*** *********** ********* ******** *********]

[*** *** **].	[****** ****]
[*******]	[*** ** - *********** ************* (**** ****])
[*******]	[*** ** - **** ******* ****/**** ****** (**** ****])
[*******]	[*** ** - *********** ************* (*** ****])
[*******]	[*** ** - ******** *********** ************* (**** ****])
[*******]	[*** ** - *** ** **** (**** & *** ********])
[*******]	[*** ** - ****** (*** & ****])
[*******]	[*** ** - *** (*** ****])
[*******]	[*** ** - *********** ******* *************/***** **** (*** ****])
[*******]	[*** ** - ****** ** **** (*** ****])
[*******]	[*** ** - ****** ****** ****** (*** & ****])
[*****]	[*** ** - ******* ******* ****** & *********]